SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
SUBSEQUENT EVENTS

NOTE 15. – SUBSEQUENT EVENTS

In accordance with the guidance offered in ASC 855, formerly SFAS 165 – “Subsequent Events”, the Company has evaluated its activities from June 30, 2011 through August 22, 2011, the date the financial statements were issued, and determined that there were no reportable subsequent events, except as follows:

Workers Compensation Claim – We have been notified by our insurance carrier, Harford, that a worker at the Velocity production facility has filed a claim regarding a cut to her finger received while allegedly packaging eye droppers for one of our products. We do not believe this claim has merit and do not expect to incur any material costs not covered by our insurance, associated with this claim.

Breach of Contract Claim – On or about July 27, 2011, a complaint was filed in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida by a third party, against the Company claiming damages due to the Company’s purported improper termination of an investor relations and consulting agreement entered into on or about October 15, 2010. Prior to this action the Company filed a claim for rescission against the plaintiff demanding rescission of the agreement and return of fees and stock previously issued to the plaintiff. See Note 8. The Company intends to vigorously defend this claim.

NOTE 14. – SUBSEQUENT EVENTS

Common Stock Sold Privately

During the first quarter of 2011, the Company sold 3,611,000 shares of its common stock, at a purchase price between $0.25-$0.27 per share, to qualified investors, resulting in total gross proceeds of $911,000. The Company paid selling agents the following fees and commissions on all but 560,000 of the shares issued: 15% sales commission, a 5% due diligence fee and payment of expenses of up to 10% of the gross proceeds.